UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 5, 2007
Mountain Valley Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-52453	02-0714526
(State of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)
136 North Main Street, Cleveland, Georgia 30528
(Address of Principal Executive Offices, including Zip Code)
(706) 348-6822
(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On March 5, 2007 Mountain Valley Bancshares, Inc. (the “Registrant”) announced financial results for the quarter and year ended December 31, 2006. A copy of the press release announcing the Registrant’s results for the quarter and year ended December 31, 2006 is attached hereto as Exhibit 99.1.
     The information set forth above, including exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific references in such filings.
Item 9.01. Financial Statements and Exhibits.
(c)     Exhibits.
         99.1     Press Release of Registrant dated March 5, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 5, 2007	MOUNTAIN VALLEY BANCSHARES, INC.

	By:	/s/ Rachel Marshall

Rachel Marshall Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Document

99.1	Press Release of Registrant dated March 5, 2007